UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 23, 2019
Universal Technical Institute, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

16220 North Scottsdale Road, Suite 500, Scottsdale, Arizona		85254
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	623-445-9500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	UTI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2019, we amended our Severance Plan (the “Plan”) effective as of October 1, 2019, to, among other things, change the cash severance payable to our executive vice presidents and senior vice presidents (“EVP/SVP”). Prior to the amendment, an EVP/SVP who was terminated by us without cause (as defined in the Plan) was entitled to receive cash severance equal to 12 months of the EVP/SVP’s base salary at the highest rate in effect at any time during the 12 months immediately preceding the termination. The Plan has been amended to provide that EVP/SVPs who are terminated by us without cause will be entitled to receive cash severance in an amount equal to three weeks of weekly salary (the EVP/SVP’s weekly base salary at the highest rate in effect at any time during the 12 months immediately preceding the termination) for each year of service with our company, provided that such cash severance shall be no fewer than 26 weeks weekly salary and no more than 39 weeks weekly salary (“Severance Pay”). In addition, prior to the amendment, an EVP/SVP was entitled to receive additional cash severance equivalent to the employer-paid portion of the EVP/SVP’s medical and dental benefits that the EVP/SVP had elected as of the date of the EVP/SVP’s termination, plus an additional 40% of that amount for a period of 12 months. The Plan has been amended to provide that EVP/SVPs will receive such additional cash severance only for the same period during which the EVP/SVP receives Severance Pay.

The foregoing description of the Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Plan, a copy of which is attached hereto as Exhibit 10.1 and which is hereby incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Universal Technical Institute, Inc. Severance Plan, as amended September 23, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technical Institute, Inc.

September 24, 2019	By:

Name: Kimberly J. McWaters
Title: President and Chief Executive Officer